Exhibit 32

This certification accompanies this report and is being furnished pursuant to Item 601(b)(32) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This certification shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed “filed” by the Registrant for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, or incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference into such a filing.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Cesca Therapeutics Inc. (the "Company") on Form 10-Q for the period ended December 31, 2016, as filed with the Securities and Exchange Commission (the "Report"), we, Dr. Xiaochun (Chris) Xu, Interim Chief Executive Officer and Michael R. Bruch, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

(1)      the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)      the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 13, 2017	/s/ Dr. Xiaochun (Chris) Xu
Dr. Xiaochun (Chris) Xu Interim Chief Executive Officer (Principal Executive Officer)

Dated: February 13, 2017	/s/ Michael R. Bruch
Michael R. Bruch Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

A signed original of this written certification required by section 906 has been provided to us and will be retained by us and furnished to the Securities and Exchange Commission upon request.